Acquisition of Xcite Interactive, Inc.	12 Months Ended
Dec. 31, 2023
Acquisition of Xcite Interactive, Inc.[Abstract]
ACQUISITION OF XCITE INTERACTIVE, INC.

9.      ACQUISITION OF XCITE INTERACTIVE, INC.

A) Summary of the Acquisition

On June 3, 2021, the Company closed its acquisition of all the issued and outstanding common shares of Xcite Interactive Inc. (Xcite) in exchange for common shares of the Company. Pursuant to the terms of the acquisition, the Company acquired all the issued and outstanding Xcite common shares.

The acquisition was accounted for using the acquisition method pursuant to ASC 805, “Business Combinations”. Under the acquisition method, assets and liabilities are measured at their estimated fair value on the date of acquisition. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed and goodwill in the amount of $6.5 million was recorded.

B) Impairment of Goodwill and Intangible Assets

The Company conducts an annual impairment analysis in accordance with ASC 350 and ASC 360. A number of factors influenced the performance of Xcite Interactive in 2022 and beyond, including reduced revenue projections, the time and cost involved in creating custom games, the departure of key Xcite employees, and the competitive landscape of the fan engagement industry. As a result, the Company engaged a third-party to conduct an impairment analysis as of December 31, 2022.

The analysis determined that the fair value was $3,760,000 resulting in an impairment of $8,919,002. The goodwill balance of $6,580,660 was written down to $0. The additional impairment of $2,673,342 was attributed on a pro-rata basis to the intangible assets related the Xcite acquisition. These assets include customer relationships, tradename, and developed technology.